Exhibit 99.1

FINANCIAL NEWS
Sanmina’s Third Quarter Fiscal 2024 Financial Results

San Jose, CA – July 29, 2024. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the fiscal third quarter ended June 29, 2024 and outlook for its fiscal fourth quarter ending September 28, 2024.

Third Quarter Fiscal 2024 Financial Highlights •Revenue: $1.84 billion •GAAP operating margin: 4.5% •GAAP diluted EPS: $0.91 •Non-GAAP(1) operating margin: 5.3% •Non-GAAP(1) diluted EPS: $1.25
•Cash flow from operations: $90 million •Ending cash and cash equivalents: $658 million
(1) See Schedule 1 below for information regarding the items excluded from and our use of non-GAAP financial measures. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.
“We delivered third quarter results in line with our outlook. We are starting to see stabilization and demand improve going into our fourth quarter, and we expect to see growth in fiscal 2025,” stated Jure Sola, Chairman and Chief Executive Officer. “We continue to execute our strategy, which is to deliver profitable growth and free cash flow generation while maintaining our strong balance sheet and returning value to shareholders.”
Fourth Quarter Fiscal 2024 Outlook
The following outlook is for the fiscal fourth quarter ending September 28, 2024. These statements are forward-looking and actual results may differ materially.
•Revenue between $1.9 billion to $2.0 billion
•GAAP diluted earnings per share between $1.02 to $1.12
•Non-GAAP diluted earnings per share between $1.30 to $1.40
Safe Harbor Statement
The statements above including our financial outlook for the fourth quarter fiscal 2024 and expectations for growth in fiscal 2025 generally, constitute forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, including adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; geopolitical uncertainty, including from the war in Ukraine and conflict in the Middle East; and the other risk factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission.

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.

Company Conference Call Information
Sanmina will hold a conference call to review its financial results for the third quarter and outlook for the fourth quarter of fiscal 2024 on Monday, July 29, 2024 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 800-836-8184 and international 646-357-8785. The conference will also be webcast live over the Internet. You can log on to the live webcast at Q3'24 Earnings. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 888-660-6345 and international 646-517-4150, access code is 27876#.
About Sanmina
Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the industrial, medical, defense and aerospace, automotive, communications networks and cloud infrastructure markets. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.
Sanmina Contact
Paige Melching
SVP, Investor Communications
408-964-3610

Sanmina Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(GAAP)
(Unaudited)

	June 29, 2024	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$657,709	$667,570
Accounts receivable, net	1,154,834	1,230,771
Contract assets	414,805	445,757
Inventories	1,384,332	1,477,223
Prepaid expenses and other current assets	81,655	58,249
Total current assets	3,693,335	3,879,570
Property, plant and equipment, net	630,254	632,836
Deferred tax assets	162,782	177,597
Other	177,160	183,965
Total assets	$4,663,531	$4,873,968
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,433,803	$1,612,833
Accrued liabilities	243,429	267,148
Accrued payroll and related benefits	126,824	127,406
Short-term debt, including current portion of long-term debt	17,500	25,945
Total current liabilities	1,821,556	2,033,332
Long-term liabilities:
Long-term debt	299,665	312,327
Other	200,972	209,684
Total long-term liabilities	500,637	522,011

Stockholders' equity	2,341,338	2,318,625
Total liabilities and stockholders' equity	$4,663,531	$4,873,968

Sanmina Corporation
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(GAAP)
(Unaudited)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023

Net sales	$1,841,430	$2,207,118	$5,550,823	$6,883,029
Cost of sales	1,687,891	2,023,910	5,081,687	6,313,246
Gross profit	153,539	183,208	469,136	569,783

Operating expenses:
Selling, general and administrative	61,720	68,828	195,704	192,948
Research and development	7,659	6,719	20,271	18,712
Restructuring	1,793	296	7,257	1,731
Total operating expenses	71,172	75,843	223,232	213,391

Operating income	82,367	107,365	245,904	356,392

Interest income	2,572	4,213	9,641	9,685
Interest expense	(7,506)	(10,066)	(24,136)	(28,033)
Other expense	(2,795)	(2,508)	(652)	(11,988)
Interest and other, net	(7,729)	(8,361)	(15,147)	(30,336)

Income before income taxes	74,638	99,004	230,757	326,056
Provision for income taxes	19,900	17,267	60,346	63,898
Net income before noncontrolling interest	54,738	81,737	170,411	262,158
Less: Net income attributable to noncontrolling interest	3,136	5,243	9,256	14,029
Net income attributable to common shareholders	$51,602	$76,494	$161,155	$248,129

Net income attributable to common shareholders per share:
Basic	$0.93	$1.32	$2.88	$4.28
Diluted	$0.91	$1.28	$2.82	$4.14

Weighted-average shares used in computing per share amounts:
Basic	55,466	57,987	55,862	57,995
Diluted	56,711	59,592	57,216	59,996

Sanmina Corporation
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	June 29, 2024	March 30, 2024	July 1, 2023

GAAP Operating income	$82,367	$75,961	$107,365
GAAP Operating margin	4.5%	4.1%	4.9%
Adjustments:
Stock compensation expense (1)	14,682	14,651	13,317
Amortization of intangible assets	—	—	669
Distressed customer charges (recoveries) (2)	(2,500)	4,299	—
Legal and other (3)	500	1,350	4,475
Restructuring	1,793	3,274	296
Non-GAAP Operating income	$96,842	$99,535	$126,122
Non-GAAP Operating margin	5.3%	5.4%	5.7%

GAAP Net income attributable to common shareholders	$51,602	$52,485	$76,494
Adjustments:
Operating income adjustments (see above)	14,475	23,574	18,757
Legal and other (3)	—	(4,967)	—
Adjustments for taxes (4)	4,751	2,849	(3,093)
Non-GAAP Net income attributable to common shareholders	$70,828	$73,941	$92,158

GAAP Net income attributable to common shareholders per share:
Basic	$0.93	$0.94	$1.32
Diluted	$0.91	$0.93	$1.28
Non-GAAP Net income attributable to common shareholders per share:
Basic	$1.28	$1.33	$1.59
Diluted	$1.25	$1.30	$1.55
Weighted-average shares used in computing per share amounts:
Basic	55,466	55,585	57,987
Diluted	56,711	56,699	59,592

(1) Stock compensation expense
Cost of sales	$4,327	$4,416	$4,518
Selling, general and administrative	10,082	9,984	8,588
Research and development	273	251	211
Total	$14,682	$14,651	$13,317

(2)	Relates to accounts receivable and inventory write-downs (recoveries) associated with distressed customers.

(3)	Represents expenses, charges and recoveries associated with certain legal and other matters.

(4) GAAP provision for income taxes	$19,900	$19,122	$17,267
Adjustments:
Tax impact of operating income adjustments	1,303	2,611	1,817
Discrete tax items	1,462	385	6,957
Deferred tax adjustments	(7,516)	(5,845)	(5,681)
Subtotal - adjustments for taxes	(4,751)	(2,849)	3,093
Non-GAAP provision for income taxes	$15,149	$16,273	$20,360

Q4 FY24 Earnings Per Share Outlook*:	Q4 FY24 EPS Range
	Low	High
GAAP diluted earnings per share	$1.02	$1.12
Stock compensation expense	$0.28	$0.28
Non-GAAP diluted earnings per share	$1.30	$1.40

* Due to uncertainty regarding the timing of recognition of restructuring charges, impairment charges and other unusual or infrequent items, if any, that could be incurred during the fourth quarter of FY24, an estimate of such items is not included in the outlook for Q4 FY24 GAAP EPS.

Sanmina Corporation
Condensed Consolidated Cash Flow
(in thousands)
(GAAP)
(Unaudited)
	Three Month Periods
	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23

Net income before noncontrolling interest	$54,738	$55,309	$60,364	$65,355	$81,737
Depreciation and amortization	29,764	30,274	30,726	30,521	29,898
Other, net	19,708	18,634	18,185	21,947	21,174
Net change in net working capital	(14,211)	(31,900)	16,750	(40,966)	(76,300)
Cash provided by operating activities	89,999	72,317	126,025	76,857	56,509

Purchases of long-term investments	(600)	(700)	(600)	(500)	(500)
Net purchases of property & equipment	(22,772)	(29,611)	(34,216)	(37,803)	(52,167)
Cash used in investing activities	(23,372)	(30,311)	(34,816)	(38,303)	(52,667)

Holdback paid in connection with previous business combination	—	—	—	—	(8,558)
Net share repurchases	(54,629)	(17,477)	(115,619)	(30,397)	(52,072)
Net borrowing activities	(4,375)	(4,375)	(12,820)	4,070	(4,375)
Cash used for financing activities	(59,004)	(21,852)	(128,439)	(26,327)	(65,005)

Effect of exchange rate changes	(772)	(886)	1,250	(1,245)	(452)

Net change in cash & cash equivalents	$6,851	$19,268	$(35,980)	$10,982	$(61,615)

Free cash flow:
Cash provided by operating activities	$89,999	$72,317	$126,025	$76,857	$56,509
Net purchases of property & equipment	(22,772)	(29,611)	(34,216)	(37,803)	(52,167)
	$67,227	$42,706	$91,809	$39,054	$4,342

Schedule 1

The statements above and financial information provided in this earnings release include non-GAAP measures of operating income, operating margin, net income and earnings per share. Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because such charges or benefits are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the charges, benefits and expenses excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of employee severance, lease termination costs, exit costs, environmental investigation, remediation and related employee costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) generally do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges for Goodwill and Other Assets, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, and gains and losses on sales of assets, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items. Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates. In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.